GOODWILL	9 Months Ended
Dec. 31, 2022
Goodwill Abstract
GOODWILL

NOTE 9. GOODWILL

The following is a roll-forward of goodwill:

(In thousands)	As of December 31, 2022	As of March 31, 2022

Balance, beginning of period	$43,324	$43,324
Tarus goodwill	538	–
Balance, end of period	$43,862	$43,324

The Company’s goodwill arose primarily from the acquisition of SalvaRx and its portfolio of several projects and investments.

As a result of the acquisition of Tarus in July 2022, the Company recorded $0.538 million of goodwill, representing the difference between the consideration paid of $28.738 million and the fair value of identifiable assets acquired of $28.2 million.

Under purchase accounting as of July 1, 2022 (the acquisition date), the assets and liabilities of Tarus Therapeutics, Inc., was recorded at their respective fair values and the excess of the acquisition consideration is goodwill. The purchase was in the form of a merger in which Tarus Therapeutics, Inc. was merged into Tarus Therapeutics, LLC., which is a wholly-owned subsidiary of Portage. All of the consideration for Tarus Therapeutics, LLC was paid or assumed by Portage and Portage will control the voting rights, the board of directors and the operations of Tarus Therapeutics, LLC.

As of December 31, 2022, the Company determined that it has only one cash-generating unit (“CGU”), the consolidated Portage Biotech Inc.

Impairment Review

On an annual basis, pursuant to IAS 36, “Impairment of Assets,” the Company assesses its long-lived assets with definite lives, which are not yet available for use, for potential indicators of impairment.

If any such indication exists, the Company estimates the recoverable amount of the asset or CGU and compares it to the carrying value.

The Company performed its annual impairment test in each of fiscal 2022 and fiscal 2021 and estimated the recoverable amount of the above-noted CGU based on its value in use, which was determined using a capitalized cash flow methodology and categorized within level 3 of the fair market value hierarchy.

The recoverable amount of the CGU has been determined based on its value in use. The recoverable amount considered assumptions based on probabilities of technical, regulatory and clinical acceptances and financial support. Further, management uses risk-adjusted cash flow projections based on financial budgets. Management believes that any reasonably possible change in the key assumptions on which the recoverable amount is based would not cause the carrying amount to exceed its recoverable amount. The discount rate has been determined based on the Company’s best estimate of a risk adjusted discount rate.

The key assumptions used in the calculation of the recoverable amount include forecasts of the following:

(a)	revenues;
(b)	normalized operating expenses;
(c)	income taxes; and
(d)	capital expenditures.

Discounted cash flows are determined with reference to undiscounted risk adjusted cash flows, and the discount rate approximated 20.5% and 20.0% as of March 31, 2022 and 2021, respectively, based on the individual characteristics of the Company’s CGU, the risk-free rate of return and other economic and operating factors.

As of December 31, 2022, management assessed whether any indications of impairment existed for the Company’s CGU. As of December 31, 2022, the Company’s market capitalization was less than its net assets, which is an external indicator of potential impairment. The Company evaluated this factor in conjunction with its assessment of the overall market environment and the progress made in developing the Company’s assets. The Company determined that a test for impairment was not required and no impairment was recorded for the three and nine months ended December 31, 2022.